UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2018

Ford Credit Floorplan Master Owner Trust A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-206773

Central Index Key Number: 0001159408

Ford Credit Floorplan LLC and Ford Credit Floorplan Corporation

(Exact Name of Registrants/Depositors as Specified in Charter)

Commission File Numbers: 333-206773-01 and 333-206773-02

Central Index Key Numbers: 0001061198 and 0000872471

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrants)

38-3372243   and  38-2973806

(IRS Employer Identification No. of the Registrants)

c/o Ford Motor Company — Ford Credit SPE Management Office World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrants)	(Zip Code)

Registrants’ telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated March 13, 2018 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Floorplan LLC (the “Registrants” or the “Depositors”), the Depositors entered into an Underwriting Agreement on March 13, 2018 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01                                           Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositors has made the certifications required by Paragraph I.B.1(a) of Form SF-3.  The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositors and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Substantially final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated March 13, 2018, among the Depositors, the Sponsor and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., SG Americas Securities, LLC, BNP Paribas Securities Corp. and Deutsche Bank Securities Inc.

4.2	Series 2018-1 Indenture Supplement, to be dated as of March 1, 2018, between the Trust and the Indenture Trustee.

10.10

Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.11

Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.12

Asset Representations Review Agreement, dated as of February 1, 2016, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.13	Series 2018-1 Account Control Agreement, to be dated as of March 1, 2018, between the Trust and The Bank of New York Mellon.

10.14

Risk Retention Supplement, dated as of May 1, 2017, among the Sponsor, as Sponsor, Administrator and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on May 31, 2017).

10.15

Risk Retention Supplement, dated as of May 1, 2017, among the Sponsor, as Sponsor, Administrator and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on May 31, 2017).

36.1	Depositor (Ford Credit Floorplan Corporation) Certification for shelf offerings of asset-backed securities.

36.2	Depositor (Ford Credit Floorplan LLC) Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their respective behalves by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

By:	/s/ Nathan Herbert
	Name:	Nathan Herbert
	Title:	Assistant Secretary

FORD CREDIT FLOORPLAN LLC

By:	/s/ Nathan Herbert
	Name:	Nathan Herbert
	Title:	Assistant Secretary

Dated: March 15, 2018